Exhibit 99.2

Q3 2021 Shareholder Letter

Key Highlights 71K 100K R1 net preorders in the U.S. and Canada EDV initial order from Amazon as of December 15, 2021 ~200K ~400K Planned annual capacity in our Estimated annual capacity planned Normal, IL Factory for our Georgia facility 10K+ 3 vehicles Employees as of December 15, 2021 Certified for sale in the United States: R1T, R1S, EDV Q3 2021 Shareholder Letter © 2021 Rivian. All rights reserved. 02

Q3 2021 Rivian Shareholder Letter The fall of 2021 has been filled with important milestones. We delivered our first consumer vehicles, the R1T pickup truck and R1S sport utility vehicle (“SUV”), in September and December, respectively, and completed the certification process for the sale of our Electric Delivery Van (“EDV”). We raised $13.7 billion of gross proceeds with our initial public offering (“IPO”) in November, opened new avenues to connect and engage with our customers, and remain focused on our mission— to Keep The World Adventurous Forever. As we share our first quarterly earnings as a public company, we’re conscious that in many ways we are just getting started. There are no instant paths to shift the planet to carbon neutral energy and transportation. The challenge is as big as it comes, but we’re fortunate to be able to help solve it with such passionate team members and partners. We want to thank our employees, customers, partners, communities, and shareholders who are supporting us on this journey. We are truly humbled by your passion for our shared mission. Today, we look forward to and are invigorated by the impact we can deliver. Before we provide details of our major achievements since the beginning of our third quarter, we want to provide additional information to those who may not be as familiar with Rivian. Below is a summary of our purpose and business. Our Purpose Today, our planet is operating off hundreds of millions of years of accumulated plant- and animal-based carbon. On our current path, this stored energy will be fully exhausted in only a few generations and, in the process, carbonize our atmosphere to such a degree that life as we know it will not be possible. If our planet is to continue to sustain life and enchant future generations, we must change. To build the kind of future our kids and our kids’ kids deserve, extraordinary steps must be taken to stop the carbonization of our atmosphere. This requires individuals and entire industries to come together in ways we never have before. This is where Rivian’s potential lies—in creating solutions that shift consumer mindsets and inspire other companies to fundamentally change the way they operate. Q3 2021 Shareholder Letter © 2021 Rivian. All rights reserved. 03

Our Business We design, develop, and manufacture category-defining electric vehicles and accessories and sell them directly to customers in the consumer and commercial markets. Our vehicles are complemented by a full suite of proprietary, value-added services that address the entire vehicle lifecycle and deepen our customer relationships.    In the consumer space, we launched the R1 platform with our first vehicles, the R1T and R1S. Engineered for all of life’s adventures, our vehicles combine performance, utility, and efficiency. They are equally capable of rock crawling as they are carving turns on a mountain road and can leave most sports cars in the rearview mirror.    In the commercial market, we will launch the Rivian Commercial Van (“RCV”) platform. Our first vehicle on this platform will be our EDV, designed and engineered by Rivian in collaboration with Amazon, our first commercial customer. Amazon has ordered an initial volume of 100,000 EDVs globally, subject to modification as described in the final prospectus for our IPO dated as of November 9, 2021. Designed with a focus on safety, comfort, and ease of operation for drivers, these vans will offer a step change in driver experience relative to vehicles available in the market today. They are also designed to achieve lower total cost of ownership while supporting a path to carbon-neutral deliveries.    Starting with a clean sheet, we built a vertically integrated ecosystem comprised of our vehicle technology platform, cloud architecture, product development and operational capabilities, products, and services. We use a common, vertically integrated technology platform and operations infrastructure to simultaneously address both the consumer and commercial markets. This enables us to deploy our offerings at scale and benefit from network effects that build data insights to improve our ecosystem. Our ecosystem is designed to deliver rapid development cycles, structural cost advantages, and exceptional customer experiences, all of which combine to create a self-reinforcing growth dynamic.    Q3 2021 Shareholder Letter © 2021 Rivian. All rights reserved. 04

Our Ecosystem    Data & Analytics    Products    Consumer Commercial Accessories    Services    Financing Insurance Vehicle Service Membership Charging FleetOS Vehicle Resale Program    & Software Customization    Product Development and Operations    Design & Manufacturing Delivery Service Network Experience Charging Customer Service Engineering Spaces Network    Rivian Cloud    Digital Commerce Operations Fleet Management Energy Management Management    Vehicle Technology    Vehicle Electronics Battery Electric Drive Chassis Driver+ Experience Management    Data & Analytics    Q3 2021 Shareholder Letter © 2021 Rivian. All rights reserved. 05

Milestones Achieved Since the Beginning of the Third Quarter    Delivered Our First Vehicles Our first consumer vehicles, the R1T and R1S, are our handshake with the world and the first step in building a relationship with our customers. In September, we delivered our first R1T. This was an emotional moment for our team who have poured its energy and soul into bringing this vehicle to life. As of December 15, 2021, we have produced 652 R1 vehicles and delivered 386 of those, including the production and sale of our first two R1S vehicles earlier this week. On the commercial side, the EDV is the tip of the spear for our RCV platform. The 700 cubic foot EDV, or EDV 700, has achieved a range of 201 miles based on internal testing using official EPA test procedures. We have also successfully received our certification to sell the EDV 700. In early 2022, we plan to complete certification of the EDV 500, which is both narrower and shorter than the 700. We plan to deliver our first saleable EDVs to Amazon this month. Every commercial vehicle sold to Amazon is complemented by FleetOS, our proprietary, end-to-end, centralized fleet management platform with a recurring monthly subscription fee.    Our major goal for 2021 is certifying the R1T, R1S, and EDV 700 for sale and starting deliveries through our direct-to-customer operations. We also launched our 3.3 million square foot manufacturing plant in Normal, Illinois to bring these vehicles to life. Our Normal Factory has installed capacity to annually produce 150,000 vehicles on the R1 and RCV platforms, and we plan to increase it to 200,000 vehicles with additional investment on our R1 line. The facility utilizes separate body shop and general assembly lines for each vehicle platform while battery, drive unit, and stamping portions of the plant are shared across platforms. The parallel development of the R1T, R1S, and EDV has enabled us to take lessons learned from manufacturing vehicles on the R1 platform and rapidly apply them to the RCV platform.    Launching three vehicles across two platforms during our first year of production requires the simultaneous ramp of our supply chain, hiring and training of a production workforce, equipment bring-up, and rapid iteration through production quality loops. In addition, we have been met with one of the most complex supply chain environments the automotive industry has ever experienced. Our team continues to work closely with our supplier partners to help mitigate issues associated with bringing up a new supply chain, and we are encouraged that the issues we are experiencing, while certainly challenging, are not systemic in nature. Our team is incredibly focused on ramping our production output to get vehicles to our excited customers. We expect to be a few hundred vehicles short of our 2021 production target of 1,200, however, we are encouraged by the progress and learnings our team continues to incorporate into our operations. We are continuously improving as we refine our manufacturing operations and remain focused on ensuring the highest possible level of product safety and quality as well as the health and safety of our employees. Our production ramp of the R1T, R1S, EDV 700, and EDV 500 will continue into next year, and we remain confident in our long-term manufacturing trajectory. Q3 2021 Shareholder Letter © 2021 Rivian. All rights reserved. 06

MOTORTREND
TRUCK OF THE YEAR
RIVIAN R1T
PERSON OF THE YEAR AND OUR ANNUAL POWER LIST
2022





MotorTrend Truck of the Year and Media Accolades

After a 12-year journey of getting our strategy and offerings ready for customer deliveries, it has been incredibly rewarding to see the excitement and enthusiasm for what we are building.

Since the R1T's launch in September, we have received positive reviews of the vehicle from a diverse range of media and social outlets. In addition, over the last few weeks, we have received a number of major recognitions and acknowledgments from editorial and news outlets including *Newsweek*, *Forbes*, *Electrek* and Edmunds.

Earlier this week, the R1T was selected as *MotorTrend*'s 2022 Truck of the Year after an exhaustive testing program that included acceleration, braking, payload, trailer testing, evaluation of handling, track performance, and off-road capability. Testers also evaluated ADAS, stop-and-go, highway, and country road experiences.

MotorTrend's Head of Editorial Ed Loh said, "*MotorTrend*'s 2022 Truck of the Year announcement may be our most significant since 1949. The Rivian R1T is a monumental achievement and astonishes with a quality of design, engineering, materials, and technology unmatched in trucks today, while providing a driving experience like that of a high-performance luxury car."

We are honored by this recognition and the opportunity to illustrate how a clean sheet, technology-focused vehicle could eliminate long accepted compromises.

Additionally, earlier this year, we completed a world first—a historic all-electric crossing of the U.S. in an R1T on the Trans-America Trail.

Q3 2021 Shareholder Letter
© 2021 Rivian. All rights reserved.
07

Completed Our IPO On November 10, 2021, we publicly listed our shares of Class A common stock in our IPO, under the ticker symbol “RIVN,” raising $13.7 billion of gross proceeds. Through the IPO, we welcomed many new investors and were humbled by the tremendous interest, excitement, and support we received. We were also thrilled to offer preorder customers and Rivian employees the chance to participate in our Directed Share Program. Many of our customers have remained loyal partners and brand advocates of Rivian for years, and we are excited to have them also as shareholders.    We expect the proceeds raised through this offering will provide us the opportunity to fund our near-term road map, including:    Expanding the production capacity of our Normal, Illinois Factory from 150,000 to 200,000 vehicles per year.    Building our recently announced second domestic manufacturing facility near Atlanta, Georgia (400,000 targeted annual production capacity with eventual co-located cell production).    Investing in the design and development of our next generation of vehicles.    Continuing to invest in vertical integration to advance our product performance and cost position. This includes the following core vehicle technologies:    Battery technology—across the value chain, including battery cell chemistry development, raw material sourcing, and in-house cell manufacturing.    Electric drive system—advance our in-house family of future drive units offering higher performance, improved packaging, and lower cost.    Continuing to invest in customer engagement and experience, including:    Advancing our FleetOS digital fleet management solution for the commercial segment and Rivian Membership for consumers.    Expanding First Mile, our demo drive program.    Building out our vehicle service, charging network, and charging solutions for consumer and commercial customers.    Development of our experience spaces—a collection of permanent and temporary spaces and open lands intended to inspire and enable consumers to explore the outdoors.    Q3 2021 Shareholder Letter © 2021 Rivian. All rights reserved. 08

Creation of Forever by Rivian Through all our exciting milestones as a company, we have remained focused on our and Our Commitment to Keep mission to help shift the world toward a carbon-neutral transportation and energy The World Adventurous Forever ecosystem. As part of this commitment, we established Forever, which includes a 501(c)(4) social welfare organization, Forever by Rivian, Inc., that we funded with 1% of Rivian’s outstanding equity immediately preceding the completion of our IPO, amounting to approximately $1 billion in value as of market close yesterday, December 15th. This equity contribution makes the natural world a stakeholder in our success. We aim to address climate change and preserve the critical biodiversity needed for our planet’s long-term survival. In addition to land conservation and sustainable consumption initiatives, Forever will include research and educational stewardship intended to help communities understand, appreciate, and learn how to preserve our planet’s natural resources for future generations. Just as we strive to make the outdoors accessible to all, we need to make sure that we get as much of the world as possible engaged in the transition to a sustainable future. Growth in Preorders We continue to observe a lot of excitement for our brand as evidenced by our increasing preorder customer base. As of the end of our third quarter (September 30, 2021), we had approximately 48K R1 preorders from customers across the United States and Canada. Since then, we have seen accelerated growth in the daily number of preorders due to media attention and the positive experience consumers and the media have had with our R1 vehicles. As of December 15, 2021, we had approximately 71K R1 preorders. Q3 2021 Shareholder Letter © 2021 Rivian. All rights reserved. 09

Announcement of Our As announced today, we are thrilled to be partnering with the State of Georgia Second Manufacturing Facility, and plan to begin construction on our second manufacturing facility in the summer Based in Georgia of 2022. This project represents the largest economic development deal in Georgia’s history. The facility will be based east of Atlanta in Morgan and Walton Counties and is projected to eventually employ more than 7,500 employees.    This announcement was the culmination of a comprehensive process in which the Rivian team evaluated a variety of sites across the country, looking for the right partner and combination of sustainable business operations, talent pool, and proximity to supply chain and logistics. As we look ahead, our Georgia facility will be critically important to our objective to accelerate the large-scale adoption of sustainable transportation. This facility will be used for our next generation of vehicles. We anticipate starting production in this facility in 2024 and expect this manufacturing facility to have the capacity to produce up to 400,000 vehicles annually. Continuing to Build out Our We continue to expand our service network, providing convenience and Rivian-Owned Service Network comprehensive access for Rivian vehicle owners. Rivian vehicle service needs will be addressed through a combination of Rivian mobile service, Rivian service centers, Rivian collision centers, and roadside assistance. By the end of December, we plan to have over 60 mobile service vans in service and 8 service centers, which will be fully equipped to meet the majority of the service needs of our consumer and commercial customers. These service centers include locations in California, Colorado, Illinois, New York, Utah, and Washington. We also recently launched our Service Support Center, which offers customers peace of mind through 24/7 emergency roadside assistance, towing, support, and remote diagnostics. Q3 2021 Shareholder Letter © 2021 Rivian. All rights reserved. 10

Launched Our “First Mile” Program On September 26, 2021, we launched our “First Mile” demo drive program. First Mile provides unique ways to experience a Rivian vehicle. We give customers the opportunity to join us at a curated drive event (First Mile Event Tour) or bring the demo drive to them (First Mile Mobile Drives). We are excited to be expanding First Mile to new locations every month. Our First Mile Event Tour is our special, demo drive launch program. These events offer consumers the opportunity to drive an R1T on a Rivian-designed course and learn more about all Rivian has to offer through interactive stations such as charging, materials, technology, camping, and more. We recently concluded our events in Normal, Sonoma, and Los Angeles.    First Mile Mobile Drives is our mobile drive program that will serve as the primary opportunity for consumers to experience a Rivian vehicle. Consumers can schedule a time and place that is convenient, and we’ll bring a Rivian directly to them. Rivian Field Specialists walk consumers through the vehicles and accompany them on a demo drive, providing the ultimate convenience and understanding of what owning a Rivian will be like in day-to-day life. Since launching our mobile drives, we have hosted drives in New York Metro, Seattle, and Denver. Eventually, our mobile drives will be available to customers in any market in which our products are being sold. Q3 2021 Shareholder Letter © 2021 Rivian. All rights reserved. 11

Financial Highlights Our First Quarter of Revenues Supported Through our first customer deliveries of 11 R1Ts, we generated total revenue of by Our First Deliveries of the R1 $1 million for the three months ended September 30, 2021. Gross Profit We generated negative gross profit of $(82) million for the third quarter of 2021, as we began manufacturing the R1T. The negative gross profit relates primarily to significant labor and overhead costs for the large-scale Normal Factory; however, given we just started to ramp vehicle production at the site, the facility produced limited quantities of vehicles in the period. In the near-term, we expect this dynamic—of vehicle production being significantly less than our manufacturing capacity—will continue to have a negative drag on gross profit as we ramp production of the R1T, R1S, and EDV at the same time. Additionally, we recorded a lower of cost or net realizable value (“LCNRV”) adjustment to write-down the value of certain inventory to the amount we anticipate receiving upon vehicle sale (after considering future costs necessary to ready the inventory for sale). This expense negatively impacted gross profit in the third quarter, and we expect it to also impact near-term quarters. Operating Expense and Total operating expenses for the third quarter of 2021 grew to $694 million, an Operating Loss increase of 141% compared to the third quarter of 2020. Research and development (“R&D”) expense in the third quarter of 2021 was $441 million, as compared to $220 million in the third quarter of 2020. The higher expense stemmed from increased efforts related to our R1 vehicle and EDV programs. We also experienced increased expenses related to other advanced product-development activities. Selling, general, and administrative (“SG&A”) expense for the third quarter of 2021 was $253 million, as compared to $68 million for the third quarter of 2020. The primary drivers of this increase were scaling our sales operations, commercial office locations, customer facing facilities, and corporate functions to properly support future business growth. We experienced a loss from operations for the three months ended September 30, 2021, totaling $(776) million. Q3 2021 Shareholder Letter © 2021 Rivian. All rights reserved. 12

Net Loss Our net loss for the third quarter of 2021 was $(1,233) million as compared to $(288) million for the same period last year. The increased losses, as compared to the three months ended September 30, 2020, are due primarily to the higher operating losses discussed above and a net loss of $(458) million on issued unsecured senior convertible promissory notes. The net loss on these notes is a non-cash expense related to the difference between the estimated fair value as of September 30, 2021 and the net proceeds at issuance. Excluding the loss of $(458) million related to the issued unsecured senior convertible promissory notes, we recorded an adjusted net loss1 for the third quarter of 2021 of $(776) million as compared to $(289) million for the same period in the prior year. Adjusted EBITDA Adjusted EBITDA1 for the three months ended September 30, 2021 was $(727) million as compared to $(281) million for the same period in the prior year. Net Cash Used in Net cash used in operating activities for the third quarter of 2021 was $(685) million as Operating Activities compared to $(228) million for the same period last year, as we continue to increase our R&D efforts, scale our operations, and begin the manufacture and sale of our first products from our Normal Factory. Capital Expenditures Capital expenditures for the third quarter were $469 million. This represented an increase as compared to the same period last year primarily due to our continued strategic investments in infrastructure, especially additional manufacturing capacity through the build-out of our plant in Normal, Illinois, and to investments in corporate facilities, service operations, and experience spaces. Free Cash Flow We define free cash flow as net cash used in operating activities less capital expenditures. As stated above, this larger year over year net cash used in operating activities, in combination with higher capital expenditures, resulted in greater negative free cash flow1 of $(1,154) million as compared to the same period last year of $(435) million. Sufficient Capital Resources There is a tremendous opportunity in front of us to help drive the future of the $9 to Achieve Financial Plan trillion transportation and services market. However, building out the organization and infrastructure to support our growth requires significant investment. Since the start of the third quarter, we have accessed a variety of capital markets to help fund our near-term objectives. In July 2021, we closed a $2.5 billion private funding round of unsecured senior convertible promissory notes. These notes have since been converted to common stock in conjunction with our IPO. Additionally, in October 2021, we issued $1.25 billion aggregate principal amount of senior secured floating rate notes due in 2026 (excluding original issue discount (“OID”)), and in November 2021, we raised $13.7 billion of gross proceeds through our IPO. As of September 30, 2021, we had a cash and cash equivalents balance of $5.2 billion. If the net proceeds from our IPO of $13.5 billion and net proceeds from our senior secured floating rate notes of $1.2 billion had been received on that date, our September 30, 2021 balance of cash and cash equivalents would have been $19.9 billion.1 The funds we have raised throughout 2021 offer us the opportunity to execute on our near-term objectives. We will continue to look for opportunities to pull forward investments to further accelerate our strategy. 1 A reconciliation of non-GAAP financial measures to the most comparable GAAP measure is provided at the end of this letter. Q3 2021 Shareholder Letter © 2021 Rivian. All rights reserved. 13

Webcast Rivian will host an audio webcast to discuss its results and provide a business update at 1:30pm PT/4:30pm ET on Thursday, December 16, 2021. The link to the webcast will be made available on Rivian’s Investor Relations website at rivian.com/investors. After the call a replay will be available at rivian.com/investors for four weeks. Q3 2021 Shareholder Letter © 2021 Rivian. All rights reserved. 14

Forward-Looking Statements This shareholder letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this shareholder letter that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our future operations, initiatives and business strategy, our future financial results, the planned use of proceeds from our IPO, the underlying trends in our business, our market opportunity, and our potential for growth, including plans for our second manufacturing facility. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: our history of losses as a growth stage company; our limited operating history; our ability to develop and manufacture vehicles on a large scale is unproven; we expect a significant portion of our initial revenue to be from one customer; our inability to attract and retain a large number of customers; risks relating to our position as a new entrant into the automotive industry; risks relating to the highly competitive automotive market; we may be unable to adequately control capital expenditures and costs; we could experience cost increases or disruptions in supply of components used in our vehicles; our dependence upon third parties; we may experience significant delays in the design, manufacture, financing, regulatory approval, launch and delivery of our vehicles; we are highly dependent on the services and reputation of our Founder and Chief Executive Officer; our dependence on suppliers; our long-term results depend upon our ability to successfully introduce and market new products and services; our inability to manage our future growth effectively; we may not succeed in establishing, maintaining and strengthening our brand; risks relating to our distribution model; we rely on complex machinery, and production involves a significant degree of risk and uncertainty; our vehicles rely on highly technical software and hardware that could contain errors or defects; we may not successfully develop the complex software and technology systems needed to produce our vehicles; we may not realize the benefits of our charging networks; inadequate access to charging stations; risks related to our use of lithium-ion battery cells; we may not be able to accurately estimate the supply and demand for our vehicles; we have minimal experience servicing and repairing our vehicles; preorders for our vehicles are cancellable and fully refundable; the automotive industry and its technology are rapidly evolving; risks associated with autonomous driving technology; our future growth is dependent on the demand for electric vehicles; the reduction or elimination of government and economic incentives for electric vehicles; we may not obtain government grants and other incentives for which we may apply; vehicle retail sales depend heavily on affordable interest rates and availability of credit; risks associated with exchange rate and interest rate fluctuations; insufficient warranty reserves to cover warranty claims; future field actions, including product recalls, could harm our business; risks related to product liability claims; we will initially depend on revenue from a limited number of models; risks associated with potential international operations; risks related to the COVID-19 pandemic; our financial results may vary significantly from period to period; we will need to sell additional equity or debt securities and may incur additional indebtedness; breaches in data security and failure of information security systems could harm our business; risk of intellectual property infringement claims; our ability to prevent unauthorized use of our intellectual property; risks related to governmental regulation; material weaknesses in our internal control over financial reporting; and the other factors described in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 and our other filings with the SEC. These factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this shareholder letter. Any such forward-looking statements represent management’s estimates as of the date of this shareholder letter. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. Q3 2021 Shareholder Letter © 2021 Rivian. All rights reserved. 15

Non-GAAP Financial Measures In addition to our results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), we review financial measures that are not calculated and presented in accordance with GAAP (“non-GAAP financial measures”). We believe our non-GAAP financial measures are useful in evaluating our operating performance. We use the following non-GAAP financial information, collectively, to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance, and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP measures used by other companies. A reconciliation of each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP is provided below. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. Our non-GAAP financial measures include adjusted net loss, adjusted EBITDA, free cash flow, and adjusted cash. Adjusted net loss is defined as net loss before other income, net and loss on convertible notes, net. Adjusted EBITDA is defined as net loss before interest expense (income), net, provision for income taxes, depreciation and amortization, other income, net, and loss on convertible notes, net. Free cash flow is defined as net cash used in operating activities less capital expenditures. Adjusted cash is defined as cash and cash equivalents as of quarter end plus net proceeds from IPO (after greenshoe) and cash from debt issuance (net of OID). Q3 2021 Shareholder Letter © 2021 Rivian. All rights reserved. 16

Condensed Consolidated Balance Sheets (in millions, except share and per share amounts) (unaudited) Assets December 31, 2020 September 30, 2021 Current Assets: Cash and cash equivalents $ 2,979 $ 5,156 Inventory — 126 Other current assets 37 63 Total current assets 3,016 5,345 Property, plant, and equipment, net 1,445 2,856 Operating lease assets, net 80 195 Other assets 61 92 Total assets $ 4,602 $ 8,488 Liabilities, contingently redeemable convertible preferred stock, and stockholders’ deficit Current Liabilities: Accounts payable $ 90 $ 417 Accrued liabilities 443 540 Customer deposits 28 48 Current portion of long-term debt 28 —Current portion of lease liabilities and other current liabilities 22 42 Total current liabilities 611 1,047 Convertible notes — 2,958 Non-current portion of long-term debt 47 —Long-term lease liabilities, net 83 191 Other non-current liabilities 1 5 Total liabilities 742 4,201 Commitments and contingencies Contingently redeemable convertible preferred stock, $0.001 par value; 508,054,624 and 579,587,560 shares authorized, and 503,951,340 and 575,864,510 shares issued and outstanding as of December 31, 2020 and September 30, 2021, respectively 5,244 7,894 Stockholders’ Deficit: Common stock, $0.001 par value; 712,091,708 and 816,465,244 shares authorized and 101,327,571 and 101,518,666 shares issued and outstanding as of December 31, 2020 and September 30, 2021, respectively — —Additional paid-in capital 302 306 Accumulated deficit (1,686) (3,913) Accumulated other comprehensive (loss) income — — Total stockholders’ deficit (1,384) (3,607) Total liabilities, contingently redeemable convertible preferred stock, and stockholders’ deficit $ 4,602 $ 8,488 Q3 2021 Shareholder Letter © 2021 Rivian. All rights reserved. 17

Condensed Consolidated Statements of Operations    (in millions, except per share amounts) (unaudited)    Three Months Ended September 30, Nine Months Ended September 30, 2020 2021 2020 2021    Revenues $ — $ 1 $ — $ 1 Cost of revenues — 83 — 83 Gross profit — (82) — (82) Operating expenses: Research and development 220 441 511 1,124 Selling, general, and administrative 68 253 157 560 Total operating expenses 288 694 668 1,684 Loss from operations (288) (776) (668) (1,766) Interest income 1 1 9 2 Interest expense (2) (1) (6) (7) Loss on convertible notes, net — (458) — (458) Other (expense) income, net 1 1 — 2 Loss before provision for income taxes (288) (1,233) (665) (2,227) Provision for income taxes — — — —Net loss $ (288) $ (1,233) $ (665) $ (2,227) Net loss attributable to common stockholders, basic and diluted $ (288) $ (1,233) $ (665) $ (2,227) Net loss per share attributable to common stockholders, basic and diluted $ (2.88) $ (12.21) $ (6.65) $ (22.05) Weighted-average common shares outstanding, basic and diluted 100 101 100 101    Q3 2021 Shareholder Letter © 2021 Rivian. All rights reserved. 18

Condensed Consolidated Statements of Cash Flows (in millions) (unaudited) Nine Months Ended September 30, 2020 2021 Cash Flows from Operating Activities: Net loss $ (665) $ (2,227) Depreciation and amortization 17 84 Amortization of debt discounts and issuance costs 2 5 Loss on convertible notes, net — 458 Write-down of inventory — 31 Other non-cash activities 1 24 Changes in operating assets and liabilities: Inventory — (157) Current assets (21) (25) Other non-current assets (5) (6) Payables and accrued liabilities 84 257 Customer deposits 6 20 Other current liabilities 2 (1) Non-current liabilities (1) 1 Net cash used in operating activities (580) (1,536) Cash Flows from Investing Activities: Decrease in note receivable due from affiliate 3 —Capital expenditures—property, plant, and equipment (605) (1,335) Capital expenditures—intangible assets (3) (4) Proceeds from sale of fixed assets 1 1 Net cash used in investing activities (604) (1,338) Cash Flows from Financing Activities: Proceeds from issuance of capital stock 2,500 2,654 Debt issuance costs — (6) Principal payments on long-term debt — (79) Proceeds from issuance of convertible notes — 2,500 Principal payments under finance lease obligations — (1) Net cash provided by financing activities 2,500 5,068 Net change in cash 1,316 2,194 Cash, cash equivalents, and restricted cash—Beginning of period 2,273 3,011 Cash, cash equivalents, and restricted cash—End of period $ 3,589 $ 5,205 Supplemental Disclosures of Cash Flow Information: Cash paid for interest $ 3 $ 1 Supplemental Disclosure of Non-Cash Investing Activities: Capital expenditures included in liabilities $ 249 $ 493 Issuance of warrants $ 3 $ — Q3 2021 Shareholder Letter © 2021 Rivian. All rights reserved. 19

Reconciliation of Non-GAAP Financial Measures (in millions) Three Months Ended September 30, Nine Months Ended September 30, Adjusted Net Loss 2020 2021 2020 2021 Net loss $ (288) $ (1,233) $ (665) $ (2,227) Other income, net (1) (1) — (2) Loss on convertible notes, net — 458 — 458 Adjusted net loss (non-GAAP) $ (289) $ (776) $ (665) $ (1,771) Three Months Ended September 30, Nine Months Ended September 30, Adjusted EBITDA 2020 2021 2020 2021 Net loss $ (288) $ (1,233) $ (665) $ (2,227) Interest expense (income), net 1 — (3) 5 Provision for income taxes — — — —Depreciation and amortization 7 49 17 84 Other income, net (1) (1) — (2) Loss on convertible notes, net — 458 — 458 Adjusted EBITDA (non-GAAP) $ (281) $ (727) $ (651) $ (1,682) Three Months Ended September 30, Free Cash Flow 2020 2021 Net cash used in operating activities $ (228) $ (685) Capital expenditures (207) (469) Free cash flow (non-GAAP) $ (435) $ (1,154) Adjusted Cash Cash and cash equivalents Balance at September 30, 2021 $ 5,156 Net proceeds from IPO (after greenshoe) 13,539 Cash from debt issuance (net of OID) 1,225 Adjusted cash (non-GAAP) $ 19,920 Q3 2021 Shareholder Letter © 2021 Rivian. All rights reserved. 20